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EXHIBIT 10.42

                                   MCSI, INC.
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT


                              ---------------------

                                AMENDMENT NO. 12
                                   DATED AS OF
                                 MARCH 30, 2001
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998

                              ---------------------


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

                                AMENDMENT NO. 12
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 12 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 30, 2001 ("THIS AMENDMENT ") by and among:

                  (i) MCSI, INC., a Maryland corporation which is the successor by merger to Miami Computer Supply Corporation, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

                  (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, Amendment No. 3 thereto, dated as of August 13, 1999, Amendment No. 4 thereto, dated as of August 31, 1999, Amendment No. 5 thereto, dated as of December 20, 1999, Amendment No. 6 thereto, dated as of January 10, 2000, Amendment No. 7 thereto, dated as of February 4, 2000, Amendment No. 8 thereto, dated as of April 30, 2000, Amendment No. 9 thereto, dated May 31, 2000, Amendment No. 10 thereto, dated as of September 27, 2000 and Amendment No. 11 thereto, dated as of December 8, 2000 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) Pursuant to Amendment No. 11 to Amended and Restated Credit Agreement, dated as of December 8, 2000 ("AMENDMENT NO. 11"), the Credit Agreement was amended to provide, among other things, for a temporary increase in the Total General Revolving Commitment from $160,000,000 to $181,000,000, and the Lenders made General Revolving Loans to the Borrower reflecting usage of such temporary increase (such General Revolving Credit Loans reflecting such usage are referred to herein as the "DECEMBER BRIDGE LOANS").

         (3) The parties hereto desire to amend the Credit Agreement to extend the due date of the December Bridge Loans from March 31, 2001 to June 30, 2001, to amend certain financial covenants, and to otherwise amend certain provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1.       AMENDMENTS, ETC.

         1.1. EXTENSION OF TEMPORARY INCREASE IN TOTAL GENERAL REVOLVING COMMITMENT, ETC. Effective on and as of the Amendment Effective Date (as defined below), the Temporary Increase End Date (as such term is defined in Amendment No. 11) is hereby amended such that with respect to the December Bridge Loans the Temporary Increase End Date shall mean the earlier of (i) June 30, 2001, or
(ii) the date the Total General Revolving Credit Commitment is terminated. Notwithstanding anything in Amendment No. 11 to the contrary, effective on the Amendment Effective Date, with respect to all December Bridge Loans, the Applicable Temporary Margin ( as defined in Amendment No. 11) shall be 350.00 basis points with respect to December Bridge Loans that are Eurodollar Loans and 200 basis points with respect to December Bridge Loans that are Prime Rate Loans. Except as modified pursuant to this section, all other terms and conditions of the December Bridge Loans shall remain in full force and effect.

         1.2. PRICING. Effective on and as of the Amendment Effective Date, the Pricing Grid Table that in section 2.7(h) of the Credit Agreement is amended to read in its entirety as follows:

                               PRICING GRID TABLE
                           (EXPRESSED IN BASIS POINTS)

-----------------------------------------------------------------------------------------------------------
        RATIO OF                               APPLICABLE                APPLICABLE         APPLICABLE
        CONSOLIDATED TOTAL DEBT                EURODOLLAR MARGIN         PRIME RATE         COMMITMENT
        TO                                     FOR GENERAL               MARGIN             FEE RATE
TIER    CONSOLIDATED EBITDA                    REVOLVING LOANS

-----------------------------------------------------------------------------------------------------------
  VI    Greater than 3.50 to 1.00              300.00                    150.00              50.00

-----------------------------------------------------------------------------------------------------------

   V    Greater than 3.00 to 1.00 but less     275.00                    125.00              50.00
        than or equal to 3.50 to 1.00
-----------------------------------------------------------------------------------------------------------

  IV    Greater than 2.50 to 1.00 but less     250.00                    100.00              50.00
        than or equal to 3.00 to 1.00
-----------------------------------------------------------------------------------------------------------

  III   Greater than 2.00 to 1.00 but less     225.00                    75.00               50.00
        than or equal to 2.50 to 1.00
-----------------------------------------------------------------------------------------------------------

  II    Greater than 1.50 to 1.00 but less     200.00                    50.00               35.00
        or equal to 2.00 to 1.00
-----------------------------------------------------------------------------------------------------------

   I    Less than or equal to 1.50 to 1.00     175.00                    25.00               25.00
-----------------------------------------------------------------------------------------------------------

         1.3. EFFECTIVENESS OF PRICING CHANGES. Commencing on the Amendment Effective Date, for all General Revolving Loans (other than General Revolving Loans that are December Bridge Loans) then or thereafter outstanding, and until changed in accordance with the applicable provisions of section 2.7(h) of the Credit Agreement, based on the consolidated financial statements of the Borrower for a fiscal quarter ended on or nearest to March 31, 2001 or thereafter, the Applicable Eurodollar Margin for General Revolving Loans shall be 300 basis points and the Applicable Prime Rate Margin for General Revolving Loans will be 150 basis points.

         1.4. CONSOLIDATED TOTAL DEBT/CONSOLIDATED EBITDA RATIO. Effective on and as of the Amendment Effective Date, Section 9.7 of the Credit Agreement is amended to read in its entirety as follows:

                  9.7. CONSOLIDATED TOTAL DEBT/CONSOLIDATED EBITDA RATIO. The Borrower will not at any time permit the ratio of (a) the amount of Consolidated Total Debt at such time to (b) Consolidated EBITDA for the Testing Period most recently ended, to exceed (i) 4.30 to 1.00 in the case of any Testing Period ended on or prior to June 29, 2000, (ii)
         4.00 to 1.00, in the case of the Testing Periods ended June

         30, 2000 and September 30, 2000, (iii) 3.75 to 1.00, in the case of the Testing Periods ended December 31, 2000 and March 31, 2001, (iv) 3.60 to 1.00, in the case of the Testing Period ended June 30, 2001, (v)
         3.25 to 1.00 in the case of any Testing Period ended September 30, 2001 and December 31, 2001, and (vi) 3.00 to 1.00, in the case of any Testing Period ended thereafter.


         1.5. FIXED CHARGE COVERAGE RATIO. Effective on and as of the Amendment Effective Date, Section 9.8 of the Credit Agreement is amended to read in its entirety as follows:

                  9.8. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit its Fixed Charge Coverage Ratio to be less than (a) 1.20 to 1.00 for any Testing Period ended on or prior to June 30, 2000, (b) 1.25 to 1.00, for the Testing Period ended September 30, 2000 through the Testing Period ended December 31, 2001, and (c) 1.40 to 1.00 in the case of any Testing Period ended thereafter. Notwithstanding the foregoing, for the Testing Periods ended December 31, 2000, March 31, 2001 and June 30, 2001, the December Bridge Loans (as defined in Amendment No. 11 to Amended and Restated Credit Agreement, dated as of March __, 2001) shall be excluded from clause (ii)(E) of the definition of Fixed Charge Coverage Ratio for the purpose of determining compliance with this Section 9.8.

         1.6. CONSOLIDATED CAPITAL EXPENDITURES. Effective on the Amendment Effective Date, Section 9.9 of the Credit Agreement is amended, retroactively effective to December 31, 2000, to read in its entirety as follows:

                  9.9. CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year (a) in excess of $10,500,000, in the case of the fiscal year ended December 31, 1999,
         (b) in excess of $11,500,000, in the case of the fiscal year ended December 31, 2000, or (iii) in excess of $5,000,000, in the case of any subsequent fiscal year. In the event actual Consolidated Capital Expenditures for any fiscal year are less than such amount, the excess amount may not be carried over to any subsequent period.

         1.7. AMENDMENT FEE. As consideration for the amendments to the Credit Agreement pursuant to this Amendment, the Borrower will pay to the Administrative Agent, (i) for the PRO RATA distribution among those Lenders signatory hereto an amendment fee at the rate of 25.00 basis points, calculated on the $160,000,000 General Revolving Loan Commitment, and (ii) for the PRO RATA distribution among the Lenders that have extended the due date of the December Bridge Loans, an amendment fee of 200.00 basis points calculated on such Lender's Commitment with respect to such December Bridge Loans. The foregoing fees shall be payable in immediately available funds on the Amendment Effective Date.

         20       REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

         2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         2.5. RECENT FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the unaudited condensed consolidated balance sheet of the Borrower and its consolidated subsidiaries as of December 31, 2000, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal period then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the date indicated and the consolidated results of their operations and cash flows for the period indicated, subject to normal audit adjustments, none of which will involve a Material Adverse Effect.

         30       EFFECTIVENESS.

         This Amendment shall become effective on March 30, 2001 (the "AMENDMENT EFFECTIVE DATE"), subject to the satisfaction of the following conditions on or before such date:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by all of the Required Lenders (and to the extent required by the Credit Agreement, all of the Lenders affected thereby) that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (d) the Borrower shall have duly executed and delivered to the Administrative Agent, for the account of the Lenders, additional General Revolving Notes made payable to the order of the respective Lenders in the amount of the temporary increase in their respective General Revolving Commitments provided for in this Amendment, and otherwise conforming to the requirements of the Credit Agreement;

                  (e) the Borrower shall have delivered to the Administrative Agent a certificate of its Secretary or an Assistant Secretary, dated as of a recent date, certifying the due adoption by the Board of Directors of resolutions approving the extension of the due date for the December Bridge Loans and the other modifications to the Credit Agreement set forth in this Amendment, and certifying that such resolutions remain in full force and effect, and such certificate and resolution shall be satisfactory in form and substance to the Administrative Agent;

                  (f) the Borrower shall have delivered a certificate of the Borrower's chief executive officer or chief financial officer certifying to the Administrative Agent and the Lenders that as of the Amendment Effective Date (i) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (ii) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (iii) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby; and

                  (g) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders, such amendment fees as are payable at such time as provided in section 1.7 of this Amendment (the Administrative Agent hereby agreeing to promptly re-transmit pro rata portions of the amendment fees to the respective Lenders signatory hereto).

Subject to satisfaction of the foregoing conditions, the Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         40       RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         50       MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


--------------------------------------------------------------------------------------------------------------------
MCSi, INC.,                                                 PNC BANK, NATIONAL ASSOCIATION,
     A MARYLAND CORPORATION WHICH IS THE                          INDIVIDUALLY AS A LENDER, A LETTER OF CREDIT
     SUCCESSOR BY MERGER TO MIAMI COMPUTER                        ISSUER, THE SWING LINE LENDER AND AS
     SUPPLY CORPORATION, AN OHIO CORPORATION                      ADMINISTRATIVE AGENT


                                                            BY:_________________________________
BY:_________________________________                                   VICE PRESIDENT
           TITLE:

--------------------------------------------------------------------------------------------------------------------

NATIONAL CITY BANK,                                         FIRSTAR BANK, N. A.
     INDIVIDUALLY AS A LENDER AND
     AS DOCUMENTATION AGENT

                                                            BY:_________________________________
BY:_________________________________                                   TITLE:
           TITLE:

--------------------------------------------------------------------------------------------------------------------

KEY CORPORATE CAPITAL INC.                                  THE HUNTINGTON NATIONAL BANK



BY:_________________________________                        BY:_________________________________
           TITLE:                                                      TITLE:
--------------------------------------------------------------------------------------------------------------------

BANK ONE, INDIANA, N. A.                                    THE PROVIDENT BANK



BY:_________________________________                        BY:_________________________________
           TITLE:                                                      TITLE:
--------------------------------------------------------------------------------------------------------------------


                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 12 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

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Diversified Data Products, Inc.                Electronic Image Systems, Inc.
Computer Showcase, Inc.                        Consolidated Media Systems, Inc.
Jack Kelly & Associates, Inc.                  Technical Industries, Inc.
Dreher Business Products Corporation           C&G Marketing, Inc.
Central Audio Video, Inc.                      Fairview-AFX, Inc.
Audio-Visual Systems, Inc.                     Video Images, Inc.
Midwest Visual Equipment Co., Inc.
Westek Presentation Systems, Inc.
                                               By:_____________________________
                                                      Ira Stanley, an officer
By:_____________________________
        Michael E. Peppel, an officer
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